UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

QUESTIONS & ANSWERS:

Invesco Active U.S. Real Estate ETF

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

●

You may vote your shares on the voting website listed on your proxy card and/or voting instruction card. You will need the control number from your proxy card and/or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

●

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card and/or voting instruction card. You will need the control number from your proxy card and/or voting instruction card to vote by telephone.

●	You may indicate your vote on the proxy card and/or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement.

●	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

●	To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and the elimination of the related fundamental investment restrictions.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board unanimously recommends that you vote FOR the proposal.

WHY SHOULD I VOTE?

Every vote is important – this means your vote too. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the July 31, 2025 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Sodali Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call and other solicitations from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by the www.proxyvotenow.com maintains security features designed to protect the confidentiality of your vote. These security features include:

●	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyvotenow.com Web server and the shareholder’s computer.

●	Control Number – Each shareholder is required to enter his or her control number. www.proxyvotenow.com verifies the number and presents the shareholder with the proxy card.

●	Firewall – To protect the confidentiality of your account records, www.proxyvotenow.com uses only control numbers to register votes.

HOW DO I SIGN THE PROXY CARD AND/OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards and/or voting instruction cards could help you avoid the time and expense involved in validating your vote if you fail to sign your proxy card and/or voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card and/or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card and/or voting instruction card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on July 31, 2025 at Noon Central Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Special Meeting of Shareholders for Invesco Active U.S. Real Estate ETF taking place on July 31, 2025 in Downers Grove, Illinois, Press 1.

If you have questions regarding the Special Meeting of Shareholders for Invesco Real Estate Fund taking place on July 31, 2025 in Houston, Texas, Press 2.

If you plan to attend the Special Meeting of Shareholders of Invesco Active U.S. Real Estate ETF, Press 3.

If you plan to attend the Special Meeting of Shareholders of Invesco Real Estate Fund, Press 4.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 3	Thank you for planning to attend the upcoming Special Meeting of Invesco Active U.S. Real Estate ETF, which is currently scheduled for Noon Central Time on July 31, 2025.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

OPTION 4	Thank you for planning to attend the upcoming Special Meeting of Shareholders of Invesco Real Estate Fund which is currently scheduled for 1:00 p.m. Central Time on July 31, 2025.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Outbound Call Script

May I please speak with (SHAREHOLDER’S FULL NAME)? (Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in Invesco Active U.S. Real Estate ETF. Materials were sent to you for the adjourned Special Meeting of Shareholders scheduled for July 31, 2025. We have not yet received your vote. The Fund company’s Board of Trustees recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response)

If YES:

If we identify any additional accounts before the meeting, would you like to vote them the same way as today?

(Proceed to confirm the vote)

If NO or the shareholder hasn’t received the info:

The proposal will give the Fund the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers or any one issuer as compared to a diversified fund. The Fund’s portfolio management team believes that this added flexibility will enable the Fund to operate its investment program in a more effective manner by increasing investments in securities that they believe to be most attractive, particularly in light of the evolving market for real estate securities. The Board recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response and address any questions)

If the shareholder still chooses not to vote:

I understand. Thank you and have a good day.

If the shareholder is unavailable:

We can be reached toll-free at 833-876-6800, Monday to Friday, 10:00 AM to 11:00 PM Eastern. Thank you and have a good day.

Confirming the vote:

I am recording your vote (recap voting instructions).

For confirmation, please state your full name. (Pause)

According to our records, you reside in (city, state, zip). (Pause)

To confirm your address for the letter, please state your street address. (Pause)

Thank you. You will receive written confirmation in 3 to 5 business days. Please review and retain it. If you have questions, call the toll-free number in the letter. Your vote is important and appreciated. Have a good (morning/afternoon/evening).

PO Box 211230, Eagan, MN 55121-9984

ACTION REQUIRED – YOUR VOTE IS CRITICAL

INVESCO ACTIVE U.S. REAL ESTATE ETF

Dear Shareholder:

The shareholder meeting for the Invesco Active U.S. Real Estate ETF has been adjourned due to a lack of participation. Your vote is urgently needed to avoid additional delays and unnecessary costs from adjourning the meeting again.

If you’re unsure about this investment, please contact your Financial Advisor immediately and have them call us on your behalf.

URGENT – PLEASE CALL NOW

1-833-876-7300

Please call our proxy solicitor, Sodali Fund Solutions, at your earliest convenience.

Hours or Operation:

●	Monday – Friday from 10:00 a.m. to 11:00 p.m. ET
●	Saturday from 12:00 p.m. to 5:00 p.m. ET

Please have your reference number(s) below ready and a representative will assist you.

REFERENCE NUMBER(S):

To receive a free copy of the Proxy Statement, please call the funds’ solicitor toll free at 1-833-876-7300 or go to https://proxyvotinginfo.com/p/reetf.

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